UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-22543)

KKR Income Opportunities Fund
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Lori Hoffman
KKR Credit Advisors (US) LLC
555 California Street, 50th Floor
San Francisco, CA 94104
(Name and address of agent for service)

(415) 315-3620
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2023
Date of reporting period: April 30, 2023

Item 1. Reports to Stockholders.
KKR Income Opportunities Fund
Semi-Annual Report
April 30, 2023

Income Opportunities Fund	April 30, 2023 (Unaudited)

The KKR Income Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year. For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-Q and Forms N-PORT are available on the Commission’s website at www.sec.gov or on request by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent year ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at www.sec.gov.
INFORMATION ABOUT THE FUND’S TRUSTEES
The proxy statements and annual reports include information about the Fund’s Trustees and are available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at www.kkrfunds.com/kio.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Management’s Discussion of Fund Performance
Looking Back on the Markets – April 30, 2023

Financing was already in short supply when Silicon Valley Bank began to wobble in early March. Now, tremors in the banking sector, resulting most recently in UBS acquiring Credit Suisse, have tightened financial conditions even further, tipping us into a full-on Hunt for Capital like nothing we’ve seen in 15 years. Those with ready capital, particularly capital that can be flexible in one way or another, are able to lend on some of the best terms we’ve seen in a very long time.

The hunt didn’t start overnight in March 2023. The sharp rise in interest rates over the past year caused liquidity in most capital markets to freeze, CLO formation to slow dramatically, the IPO market to pause, and banks to pull back from lending. In other words, many companies ― even high-quality companies ― that needed growth capital found traditional paths to financing closed.

Layering a crisis on top of the pressure banks were already feeling from the sharp change in the value of their risk-weighted assets is unlikely to encourage them to lend more. A further pullback in bank lending, especially one caused by technical factors rather than fundamental weakness, has clear implications for the credit markets, including the likelihood that agile investors should have pockets of dispersion to trade on going forward.
It’s good to be a lender during a hunt for capital. Creditworthy borrowers face a real risk of being swept up in a wave of negative sentiment. We are committed to being in the market, helping to finance market-leading companies with strong cash flows that we think can defend their margins even in an inflationary environment. The long reign of the Hunt for Yield had investors accustomed to the idea that going out on the risk curve was the only way to get decent returns. It’s time for a new way of thinking: Returns are readily available, but quality and risk management have never been more important. Across the KKR Credit platform, we are actively deploying capital in today’s traded and private markets – with a strong emphasis on fundamental underwriting, nimble investing and thoughtful risk allocation.

Traded Credit Markets

The return of inflation and rising interest rates has precipitated a regime change characterized by higher volatility. Volatility, of course, can be an opportunity. When U.K. pension funds were forced to sell liquid assets during the LDI crisis, CLO spreads gapped out. However, we felt that the market’s movement were largely a reaction to a technical problem, rather than a dangerous change in fundamentals and moved quickly to buy CLOs.

These kinds of opportunities can and have happened all over the public markets, where issuance declined precipitously in 2022 and the supply of securities remains lower than the demand for them. High yield debt, where retail investors make up some 40%1 of the market and are more likely to sell in a downturn, is particularly vulnerable to sudden moves on negative news. Leveraged loans, too, can see spreads rise quickly. In this kind of environment, we think flexibility is a critical part of a credit strategy. The key, we think, is to focus on acting as a liquidity provider when and where the need arises and to focus on risk that is not overly complex. Reaching too far for risk in general or for risk that is overly reliant on open capital markets can be challenging in the current market environment.

At the moment, we see a growing number of opportunities to help companies facing loan maturities “amend and extend” their debt. Lenders have the opportunity to work with high-quality companies that have a high likelihood of refinancing to push out their maturities in exchange for wider spreads. In addition to the wider spreads, lenders can benefit from an upfront fee for allowing this extension. We believe being a liquidity provider can deliver excess returns in an environment like this.

Fund Description & Performance

KKR Income Opportunities Fund (“KIO” or, the “Fund”) is a diversified, closed-end fund that trades on the New York Stock Exchange under the symbol “KIO.” The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of US and non-US issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first and second lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

On February 19, 2023, KIO successfully completed a 1-for-3 rights offering, which was significantly oversubscribed. The offering afforded shareholders an opportunity to purchase additional shares of the fund at a discounted share price of $10.75. It also allowed the fund to invest the additional capital into a very attractive market environment,
1JP Morgan as of December 31, 2022

Income Opportunities Fund	April 30, 2023 (Unaudited)

offering the potential for high income and capital appreciation. Supported by this more attractive market environment and increased capital base from the rights offering, KIO announced a 15.7% increase in its monthly dividend for the month of March to $12.15 cents per share.

With respect to performance, following a challenging year, the Fund has recovered more recently even amidst mixed sentiment and performance within the broader closed-end fund market. On a share price basis, KIO had total returns, net of fees and inclusive of dividends, of -8.42% on a 12-month basis and delivered a positive 6.56% return over the past 6-month period, through April 30, 2023. The discount to net asset value (“NAV”) widened slightly over that period, with the discount subtracted approximately -2.36% and -0.44% from the fund’s returns, over the 12- and 6-month periods, respectively.

On a NAV basis, the strategy has delivered total returns, net of fees and inclusive of dividends, of -7.02% and +6.48% over the last 12 and 6 months through April 30, 2023. Looking at the 12-month period, a component of this performance is derived from the underlying markets in which the fund invests in, which were volatile and have faced headwinds amid rising rates, inflation concerns, and recessionary fears. Additionally, the use of leverage in the fund has amplified these negative returns. Over longer horizons, however, we believe leverage adds substantial value to the fund, as represented be the portfolio’s attractive yield to maturity.

Diving deeper into unleveraged NAV performance drivers, positions within the services, leisure, and technology & electronics sectors were the top contributors YTD as of April 30, 2023. On an asset class basis, exposure in high yield bonds has driven the majority of contribution as compared to leveraged loans. From a rating perspective, the strategy’s overweight to CCC names have driven most of the positive performance, while BB-rated names have detracted on the margin.

As of April 30, 2023, the Fund held 64.4% of its net assets in first and second-lien leveraged loans, 76.9% of its net assets in high-yield corporate debt, 4.7% of its net assets in asset backed securities, and 1.6% of its net assets in equities and other investments. KIO’s investments represented obligations and equity interests in 177 positions across a diverse group of industries. The top ten issuers represented 39.0% of the Fund’s net assets while the top five industry groups represented 58.6% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 13.20%.
Business Updates

We thank you for your partnership and continued investment in KIO. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance market place generally. Fund information is available on our website at kkrfunds.com/kio.

Disclosures

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. “Yankee” bonds (debt of foreign issuers issued in the US domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100.0 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments. The index was rolled out in 2000 and it was back-loaded with four years of data dating to 1997.
It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kio for performance results current to the most recent calendar quarter-end.
Must be preceded or accompanied by a prospectus.

Income Opportunities Fund	April 30, 2023 (Unaudited)

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non–payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than US investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Schedule of Investments
(Stated in United States Dollars, unless otherwise noted)

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes
Leveraged Loans - 64.44%

Aerospace & Defense - 0.89%
Amentum Services Inc	TL 2L B 12/21	SOFR (3M) + 7.65%	12.68%	2/15/2030	USA	USD	1,965,870	$1,897,654	(b)
EaglePicher Technologies LLC	TL 2L 02/18	LIBOR (1M) + 7.25%	12.27%	3/8/2026	USA	USD	1,957,223	1,140,083

Alternative Carriers - 1.45%
Segra	TL 1L B 08/21	LIBOR (3M) + 4.50%	9.66%	10/4/2028	USA	USD	5,179,589	4,946,508

Apparel, Accessories & Luxury Goods - 4.60%
Varsity Brands Inc	TL 1L 02/23	SOFR (1M) + 5.11%	10.10%	12/15/2026	USA	USD	16,724,614	15,721,137

Application Software - 7.03%
Misys Ltd	TL 2L 04/17	LIBOR (3M) + 7.25%	12.40%	6/13/2025	USA	USD	8,063,622	6,859,118
Solera LLC	TL 2L 06/21	LIBOR (3M) + 8.00%	12.95%	6/4/2029	USA	USD	11,074,727	10,576,364
TIBCO Software Inc	TL 1L B 09/22	SOFR (3M) + 4.60%	9.50%	3/30/2029	USA	USD	7,001,400	6,562,797

Automotive Parts & Equipment - 5.29%
Innovative XCessories & Services LLC	TL 1L 02/20	SOFR (6M) + 4.35%	9.48%	3/5/2027	USA	USD	6,418,047	5,351,913
Parts Authority Inc	TL 1L 10/20	LIBOR (3M) + 3.75%	9.02%	10/28/2027	USA	USD	5,675,994	5,356,720
Rough Country LLC	TL 2L 07/21	LIBOR (1M) + 6.50%	11.52%	7/30/2029	USA	USD	841,950	763,017
Truck Hero Inc	TL 1L 01/21	LIBOR (1M) + 3.75%	8.77%	1/31/2028	USA	USD	6,650,740	6,057,195
Wheel Pros Inc	TL 1L B 05/21	LIBOR (3M) + 4.50%	9.77%	5/11/2028	USA	USD	765,894	545,627	(a)

Broadcasting - 4.00%
NEP Broadcasting LLC	TL 1L B 09/18	LIBOR (1M) + 3.25%	8.27%	10/20/2025	USA	USD	4,444,691	4,179,699
NEP Broadcasting LLC	TL 2L 09/18	LIBOR (1M) + 7.00%	12.02%	10/19/2026	USA	USD	7,494,510	5,756,720
NEP Broadcasting LLC	TL 1L B 09/18	EURIBOR (1M) + 3.50%	6.41%	10/20/2025	NLD	EUR	2,172,469	2,171,595
NEP Broadcasting LLC	TL 1L 05/20	LIBOR (1M) + 8.25%	13.27%	6/1/2025	USA	USD	1,581,877	1,581,877	(b)

Broadline Retail - 1.67%
AutoScout24 GmbH	TL 1L B 02/20	EURIBOR (6M) + 3.25%	6.54%	3/31/2027	DEU	EUR	2,421,160	2,534,687
AutoScout24 GmbH	TL 2L 01/20	EURIBOR (6M) + 6.25%	9.54%	3/31/2028	DEU	EUR	1,408,001	1,378,505
Belk Inc	TL 1L 02/21	LIBOR (3M) + 7.50%	12.46%	7/31/2025	USA	USD	459,875	390,893	(a)
Belk Inc	TL 1L EXIT 02/21 PIK Toggle			7/31/2025	USA	USD	8,751,342	1,443,971	(a) (d) (e)
See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Building Products - 0.82%
DiversiTech Holdings Inc	TL 2L B 12/21	LIBOR (3M) + 6.75%	11.91%	12/21/2029	USA	USD	1,381,023	$1,229,110
VC GB Holdings Inc (Visual Comfort)	TL 2L 06/21	LIBOR (1M) + 6.75%	11.77%	7/23/2029	USA	USD	1,927,630	1,558,489

Cargo Ground Transportation - 0.61%
Kenan Advantage Group Inc/The	TL 2L 08/21	LIBOR (1M) + 7.25%	12.27%	9/1/2027	USA	USD	2,135,010	2,081,635

Commodity Chemicals - 0.31%
Ineos Finance PLC	TL 1L B 11/22	SOFR (1M) + 3.85%	8.83%	11/8/2027	USA	USD	1,067,950	1,067,950

Construction & Engineering - 2.34%
Total Safety US Inc	TL 1L B 07/19	LIBOR (3M) + 6.00%	10.98%	8/18/2025	USA	USD	5,096,300	4,869,234
USIC Holdings Inc	TL 2L 05/21	LIBOR (1M) + 6.50%	11.52%	5/14/2029	USA	USD	431,521	399,696
Yak Access LLC	TL 1L 03/23	SOFR (6M) + 6.50%	11.82%	3/10/2028	USA	USD	3,393,205	2,697,598

Construction Machinery & Heavy Transportation Equipment - 1.54%
Accuride Corp	TL 1L B 10/17	LIBOR (1M) + 5.25%	10.27%	11/17/2023	USA	USD	6,366,669	5,254,762

Data Processing & Outsourced Services - 2.40%
West Corp	TL 1L B3 01/23	SOFR (3M) + 4.25%	9.30%	4/10/2027	USA	USD	9,079,768	8,202,617

Diversified Metals & Mining - 0.63%
Foresight Energy LLC	TL 1L A 06/20	LIBOR (3M) + 8.00%	13.16%	6/30/2027	USA	USD	2,164,742	2,164,742	(a) (b)

Diversified Support Services - 0.35%
Access CIG LLC	TL 2L 02/18	LIBOR (3M) + 7.75%	12.73%	2/27/2026	USA	USD	1,292,375	1,191,951

Education Services - 0.75%
Jostens Inc	TL 1L 12/18	LIBOR (6M) + 5.5%	10.71%	12/19/2025	USA	USD	2,550,879	2,555,980

Financial Exchanges & Data - 0.17%
IntraFi Network LLC	TL 2L 11/21	SOFR (1M) + 6.35%	11.33%	11/5/2029	USA	USD	623,220	566,974

Health Care Equipment - 6.06%
Drive DeVilbiss Healthcare LLC	TL 1L 03/21	4.00% PIK, SOFR (3M) + 9.50%	14.39%	6/1/2025	USA	USD	7,625,199	6,557,671	(d)
Drive DeVilbiss Healthcare LLC	TL 1L 09/22	9.00% PIK, SOFR (3M) + 10.10%	14.90%	6/1/2025	USA	USD	1,029,219	1,029,219	(b) (d)
Orchid Orthopedic Solutions LLC	TL 1L 02/19	LIBOR (3M) + 4.50%	9.23%	3/5/2026	USA	USD	5,628,294	5,141,447
Tecomet Inc	TL 1L 10/17	LIBOR (1M) + 3.50%	8.37%	5/1/2024	USA	USD	8,485,334	7,978,590	(a)

Health Care Facilities - 0.26%
ScionHealth	TL 1L B 12/21	LIBOR (1M) + 5.25%	10.27%	12/23/2028	USA	USD	1,725,044	897,023

Health Care Services - 0.06%
Paradigm Acquisition Corp	TL 2L 10/18	LIBOR (1M) + 7.50%	12.52%	10/26/2026	USA	USD	213,465	210,263
See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Health Care Technology - 0.54%
GoodRx Inc	TL 1L 10/18	LIBOR (1M) + 2.75%	7.77%	10/10/2025	USA	USD	1,864,026	$1,852,181

Hotels, Resorts & Cruise Lines - 0.83%
Playa Resorts Holding BV	TL 1L B 11/22	SOFR (1M) + 4.25%	9.14%	1/5/2029	USA	USD	1,869,644	1,869,382
Travel + Leisure Co	TL 1L 12/22	SOFR (1M) + 4.10%	8.98%	12/14/2029	USA	USD	958,759	955,164

Human Resource & Employment Services - 0.77%
SIRVA Worldwide Inc	TL 1L 07/18	LIBOR (1M) + 5.50%	10.56%	8/4/2025	USA	USD	1,804,382	1,655,521
SIRVA Worldwide Inc	TL 2L 07/18	LIBOR (3M) + 9.50%	14.63%	8/3/2026	USA	USD	1,149,740	1,003,867

Industrial Machinery & Supplies & Components - 2.79%
Chart Industries Inc	TL 1L B 12/22	SOFR (1M) + 3.85%	8.74%	3/15/2030	USA	USD	1,867,570	1,871,081
CPM Holdings Inc	TL 2L 10/18	LIBOR (1M) + 8.25%	13.10%	11/16/2026	USA	USD	1,321,319	1,307,280
Dexko Global Inc	TL 1L 10/21	EURIBOR (3M) + 3.75%	6.77%	10/4/2028	USA	EUR	2,357,925	2,385,117
Dexko Global Inc	TL 1L B 09/21	EURIBOR (3M) + 3.75%	6.77%	10/4/2028	DEU	EUR	1,226,186	1,240,327
Dexko Global Inc	TL 1L DD 10/21	EURIBOR (3M) + 3.75%	6.77%	10/4/2028	USA	EUR	379,399	383,774
Engineered Machinery Holdings Inc	TL 2L 08/21	LIBOR (3M) + 6.00%	11.16%	5/21/2029	USA	USD	289,880	266,690
SPX FLOW Inc	TL 1L B 03/22	SOFR (1M) + 4.60%	9.58%	4/5/2029	USA	USD	263,815	255,176
WireCo WorldGroup Inc	TL 1L B 10/21	LIBOR (1M) + 4.25%	9.25%	11/13/2028	USA	USD	1,848,972	1,843,656

IT Consulting & Other Services - 3.70%
PSAV Inc	TL 2L 02/18	LIBOR (3M) + 7.25%	12.06%	9/1/2025	USA	USD	4,448,850	3,940,391
PSAV Inc	TL 1L B3 12/20	10.00% PIK, 5.00%	15.00%	10/15/2026	USA	USD	2,176,855	2,268,468	(d)
PSAV Inc	TL 1L B1 12/20	0.25% PIK, LIBOR (3M) + 3.50%	8.31%	3/3/2025	USA	USD	6,699,089	6,445,193	(d)

Leisure Facilities - 3.20%
Aimbridge Acquisition Co Inc	TL 1L B 10/19	LIBOR (1M) + 3.75%	8.77%	2/2/2026	USA	USD	5,602,885	5,298,256
Aimbridge Acquisition Co Inc	TL 1L B 09/20	LIBOR (1M) + 4.75%	9.76%	2/2/2026	USA	USD	7,730	7,359
United PF Holdings LLC	TL 1L 01/20	LIBOR (3M) + 4.00%	8.73%	12/30/2026	USA	USD	6,502,083	5,226,049
United PF Holdings LLC	TL 1L B 06/20	LIBOR (3M) + 8.50%	13.66%	12/30/2026	USA	USD	484,955	412,212

Leisure Products - 0.20%
Topgolf Callaway Brands Corp	TL 1L B 03/23	SOFR (1M) + 3.60%	8.58%	3/15/2030	USA	USD	674,810	675,127

Life Sciences Tools & Services - 1.62%
PAREXEL International Corp	TL 2L 07/21	LIBOR (1M) + 6.50%	11.52%	11/15/2029	USA	USD	5,637,180	5,537,966	(b)

Oil & Gas Strorage & Transportation - 1.24%
Brazos Midstream Holdings LLC	TL 1L B 01/23	SOFR (1M) + 3.75%	8.58%	1/31/2030	USA	USD	1,614,182	1,595,773
Oryx Midstream Services LLC	TL 1L B 01/23	SOFR (1M) + 3.36%	8.19%	10/5/2028	USA	USD	2,669,701	2,645,139

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes
Publishing - 0.64%
Emerald Expositions Holding Inc	TL 1L B 11/17	LIBOR (1M) + 2.50%	7.52%	5/22/2024	USA	USD	2,186,902	$2,175,421

Research & Consulting Services - 0.14%
TMF Group Holding BV	TL 2L 12/17	EURIBOR (3M) + 6.63%	9.68%	5/4/2026	NLD	EUR	440,830	481,743

Security & Alarm Services - 0.39%
Monitronics International Inc	TL 1L EXIT 08/19			3/29/2024	USA	USD	2,524,280	1,323,442	(a) (e)

Specialty Chemicals - 5.95%
Aruba Investments Inc	TL 2L 10/20	LIBOR (1M) + 7.75%	12.77%	11/24/2028	USA	USD	1,841,010	1,656,909
Champion/DSM engg	TL 1L B1 03/23	EURIBOR (3M) + 5.50%	8.77%	3/28/2030	DEU	EUR	1,213,530	1,227,933
Champion/DSM engg	TL 1L B1 03/23	SOFR (3M) + 5.50%	10.80%	3/28/2030	DEU	USD	6,619,380	6,081,555
Flint Group GmbH	TL 1L B 04/14	0.75% PIK, EURIBOR (3M) + 4.25%	0.75%	9/21/2023	DEU	EUR	1,141,064	861,032	(a) (d)
Flint Group GmbH	TL 1L B3 05/15	0.75% PIK, EURIBOR (3M) + 4.25%	0.75%	9/21/2023	DEU	EUR	9,281	7,003	(a) (d)
Flint Group GmbH	TL 1L B4 11/15	0.75% PIK, EURIBOR (3M) + 4.25%	0.75%	9/21/2023	DEU	EUR	86,906	65,578	(a) (d)
Flint Group GmbH	TL 1L B5 02/17	0.75% PIK, EURIBOR (3M) + 4.25%	0.75%	9/21/2023	DEU	EUR	144,197	108,809	(a) (d)
Flint Group GmbH	TL 1L B7 04/14	0.75% PIK, EURIBOR (3M) + 4.25%	0.75%	9/21/2023	DEU	EUR	100,065	75,508	(a) (d)
Flint Group GmbH	TL 1L B6 03/17	0.75% PIK, EURIBOR (3M) + 4.25%	0.75%	9/21/2023	DEU	EUR	104,909	79,162	(a) (d)
Vantage Specialty Chemicals Inc	TL 1L B 02/23	SOFR (1M) + 4.75%	9.63%	10/26/2026	USA	USD	10,592,851	10,206,213

Systems Software - 1.18%
Dedalus Finance GmbH	TL 1L B 06/21	EURIBOR (3M) + 3.75%	6.97%	7/17/2027	DEU	EUR	4,048,320	4,026,237
TOTAL LEVERAGED LOANS (Amortized cost $238,143,620)								$220,188,725
See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Issuer	Asset	Maturity Date	Country	Currency	Par	Fair Value	Footnotes
High Yield Securities - 76.99%

Alternative Carriers - 1.49%
Level 3 Financing Inc	3.750% 07/2029	7/15/2029	USA	USD	4,611,000	$2,599,122	(f)
Zayo Group LLC	6.125% 03/2028	3/1/2028	USA	USD	3,913,000	2,505,519	(f)

Apparel, Accessories & Luxury Goods - 0.11%
Varsity Brands Inc	L+8.000% 12/2024	12/22/2024	USA	USD	364,000	364,000	(b) (f)

Application Software - 1.49%
Cision Ltd	9.500% 02/2028	2/15/2028	USA	USD	6,449,000	4,119,653	(f)
TIBCO Software Inc	6.500% 03/2029	3/31/2029	USA	USD	1,073,000	967,560	(f)

Automobile Manufacturers - 0.32%
Thor Industries Inc	4.000% 10/2029	10/15/2029	USA	USD	1,350,000	1,108,684	(f)

Automotive Parts & Equipment - 1.56%
Truck Hero Inc	6.250% 02/2029	2/1/2029	USA	USD	3,518,000	2,650,813	(f)
Wheel Pros Inc	6.500% 05/2029	5/15/2029	USA	USD	5,638,000	2,678,050	(a) (f)

Automotive Retail - 1.20%
Mavis Discount Tire Inc	6.500% 05/2029	5/15/2029	USA	USD	4,846,000	4,112,115	(f)

Biotechnology - 0.49%
Intercept Pharmaceuticals Inc	3.250% 07/2023	7/1/2023	USA	USD	1,669,000	1,673,426

Broadcasting - 0.16%
Spotify USA Inc	0.000% 03/2026	3/15/2026	USA	USD	659,000	558,502	(c)

Building Products - 11.42%
Acproducts Inc (aka Cabinetworks)	6.375% 05/2029	5/15/2029	USA	USD	11,955,000	7,280,416	(f)
Cornerstone (Ply Gem Holdings Inc)	8.750% 08/2028	8/1/2028	USA	USD	683,000	647,989	(f)
LBM Borrower LLC	6.250% 01/2029	1/15/2029	USA	USD	6,181,000	4,929,749	(f)
LBM Borrower LLC	7.750% 04/2027	4/1/2027	USA	USD	5,294,000	4,241,156	(f)
Oldcastle Buildingenvelope Inc	9.500% 04/2030	4/15/2030	USA	USD	713,000	624,638	(a) (f)
Patrick Industries Inc	4.750% 05/2029	5/1/2029	USA	USD	5,456,000	4,752,422	(f)
Patrick Industries Inc	1.750% 12/2028	12/1/2028	USA	USD	2,097,000	1,905,124
PrimeSource Building Products Inc	5.625% 02/2029	2/1/2029	USA	USD	4,654,000	3,413,104	(f)
PrimeSource Building Products Inc	6.750% 08/2029	8/1/2029	USA	USD	4,980,000	3,644,502	(f)
SRS Distribution Inc	6.125% 07/2029	7/1/2029	USA	USD	1,706,000	1,409,225	(f)
SRS Distribution Inc	6.000% 12/2029	12/1/2029	USA	USD	7,576,000	6,180,652	(f)

Cable & Satellite - 3.23%
See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Issuer	Asset	Maturity Date	Country	Currency	Par	Fair Value	Footnotes
Cable One Inc	0.000% 03/2026	3/15/2026	USA	USD	6,731,000	$5,539,613	(c)
Cablevision Lightpath LLC	5.625% 09/2028	9/15/2028	USA	USD	1,048,000	766,633	(f)
CSC Holdings LLC (Altice USA)	5.750% 01/2030	1/15/2030	USA	USD	4,702,000	2,403,869	(f)
CSC Holdings LLC (Altice USA)	5.000% 11/2031	11/15/2031	USA	USD	806,000	387,573	(f)
RCN Grande (Radiate)	6.500% 09/2028	9/15/2028	USA	USD	4,251,000	1,987,342	(f)

Commercial Printing - 1.85%
Multi-Color Corp	10.500% 07/2027	7/15/2027	USA	USD	3,714,000	3,533,708	(f)
Multi-Color Corp	5.875% 10/2028	11/1/2028	USA	USD	1,197,000	1,106,477	(f)
Multi-Color Corp	8.250% 11/2029	11/1/2029	USA	USD	432,000	375,840	(f)
Multi-Color Corp	9.500% 11/2028	11/1/2028	USA	USD	1,302,000	1,341,958	(f)

Commodity Chemicals - 1.08%
SI Group Inc	6.750% 05/2026	5/15/2026	USA	USD	6,041,000	3,675,616	(f)

Construction & Engineering - 2.30%
Maxim Crane Works LP / Maxim Finance Corp	10.125% 08/2024	8/1/2024	USA	USD	7,899,000	7,864,086	(a) (f)

Data Processing & Outsourced Services - 1.31%
Xerox Business Services /Conduent	6.000% 11/2029	11/1/2029	USA	USD	5,451,000	4,485,382	(f)

Electronic Components - 2.46%
CommScope Inc	6.000% 06/2025	6/15/2025	USA	USD	6,801,000	6,401,868	(f)
CommScope Inc	7.125% 07/2028	7/1/2028	USA	USD	2,826,000	2,030,834	(f)

Health Care Equipment - 0.89%
Haemonetics Corp	0.000% 03/2026	3/1/2026	USA	USD	3,563,000	3,053,128	(c)

Health Care Facilities - 1.65%
CHS/Community Health Systems, Inc.	6.875% 04/2028	4/1/2028	USA	USD	2,725,000	2,015,343	(f)
CHS/Community Health Systems, Inc.	6.875% 04/2029	4/15/2029	USA	USD	1,484,000	1,099,502	(f)
CHS/Community Health Systems, Inc.	6.125% 04/2030	4/1/2030	USA	USD	1,997,000	1,423,105	(f)
LifePoint Hospitals Inc	5.375% 01/2029	1/15/2029	USA	USD	1,727,000	1,084,263	(f)

Health Care Supplies - 0.82%
Grifols SA	1.625% 02/2025	2/15/2025	ESP	EUR	2,692,000	2,817,286	(f)

Hotels, Resorts & Cruise Lines - 11.37%
Carnival Corp	5.750% 03/2027	3/1/2027	USA	USD	10,373,000	8,548,383	(f)
Carnival Corp	6.000% 05/2029	5/1/2029	USA	USD	4,931,000	3,874,775	(f)
NCL Corp Ltd	3.625% 12/2024	12/15/2024	USA	USD	12,931,000	12,137,840	(f)
NCL Corp Ltd	1.125% 02/2027	2/15/2027	USA	USD	9,498,000	6,935,257
See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Issuer	Asset	Maturity Date	Country	Currency	Par	Fair Value	Footnotes
Royal Caribbean Cruises Ltd	5.500% 04/2028	4/1/2028	USA	USD	42,000	$37,075	(f)
Viking Cruises Ltd	6.250% 05/2025	5/15/2025	USA	USD	2,311,000	2,196,736	(f)
Viking Cruises Ltd	5.875% 09/2027	9/15/2027	USA	USD	2,512,000	2,158,022	(f)
Viking Cruises Ltd	7.000% 02/2029	2/15/2029	USA	USD	3,548,000	3,001,395	(f)

Industrial Conglomerates - 1.21%
Unifrax I LLC / Unifrax Holding Co	5.250% 09/2028	9/30/2028	USA	USD	2,959,000	2,441,175	(f)
Unifrax I LLC / Unifrax Holding Co	7.500% 09/2029	9/30/2029	USA	USD	2,371,000	1,703,735	(f)

Industrial Machinery & Supplies & Components - 2.72%
SPX FLOW Inc	8.750% 04/2030	4/1/2030	USA	USD	11,070,000	9,282,442	(f)

Insurance Brokers - 3.55%
National Financial Partners Corp	6.875% 08/2028	8/15/2028	USA	USD	13,892,000	12,132,534	(f)

Integrated Oil & Gas - 0.79%
Occidental Petroleum Corp	4.100% 02/2047	2/15/2047	USA	USD	1,990,000	1,556,498
Occidental Petroleum Corp	4.200% 03/2048	3/15/2048	USA	USD	1,421,000	1,110,812

Leisure Facilities - 3.33%
Life Time Fitness Inc	5.750% 01/2026	1/15/2026	USA	USD	1,713,000	1,674,419	(f)
Merlin Entertainments PLC	6.625% 11/2027	11/15/2027	IRL	USD	5,811,000	5,266,601	(f)
Merlin Entertainments PLC	4.500% 11/2027	11/15/2027	IRL	EUR	2,000,000	1,945,286	(f)
Six Flags Entertainment Corp	4.875% 07/2024	7/31/2024	USA	USD	678,000	678,428	(f)
Six Flags Entertainment Corp	7.250% 05/2031	5/15/2031	USA	USD	1,833,000	1,797,486	(f)

Oil & Gas Exploration & Production - 0.70%
Matador Resources Co	5.875% 09/2026	9/15/2026	USA	USD	2,452,000	2,407,846

Oil & Gas Storage & Transportation - 4.09%
Genesis Energy	6.500% 10/2025	10/1/2025	USA	USD	2,842,000	2,785,450
Genesis Energy	8.000% 01/2027	1/15/2027	USA	USD	356,000	355,608
Genesis Energy	8.875% 04/2030	4/15/2030	USA	USD	1,420,000	1,423,338
NGL Energy Partners LP / NGL Energy Finance Corp	7.500% 02/2026	2/1/2026	USA	USD	9,788,000	9,394,477	(f)

Other Specialty Retail - 4.71%
Douglas Holding AG	6.000% 04/2026	4/8/2026	DEU	EUR	9,661,000	9,529,784	(f)
Douglas Holding AG	8.250% 10/2026	10/1/2026	DEU	EUR	8,325,774	6,561,860	(f)

Passenger Airlines - 4.70%
American Airlines Group Inc	3.750% 03/2025	3/1/2025	USA	USD	10,855,000	10,235,292	(f)
Delta Air Lines Inc	2.900% 10/2024	10/28/2024	USA	USD	1,838,000	1,774,952
JetBlue Airways Corp	0.500% 04/2026	4/1/2026	USA	USD	5,128,000	4,020,863
See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Issuer	Asset	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Real Estate Services - 0.83%
Redfin Corp	0.000% 10/2025	10/15/2025	USA	USD	3,864,000	$2,849,700	(c)

Restaurants - 2.06%
Golden Nugget Inc.	6.750% 07/2030	1/15/2030	USA	USD	8,684,000	7,042,645	(f)

Security & Alarm Services - 0.77%
Verisure Holding AB	3.875% 07/2026	7/15/2026	SWE	EUR	2,592,000	2,638,807	(f)

Trading Companies & Distributors - 2.28%
Neon Holdings Inc (GPD Cos Inc)	10.125% 04/2026	4/1/2026	USA	USD	3,350,000	3,068,480	(f)
TruckPro LLC	11.000% 10/2024	10/15/2024	USA	USD	4,726,000	4,727,783	(f)
TOTAL HIGH YIELD SECURITIES (Amortized cost $305,241,037)						$263,055,631
See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes
Asset Backed Securities - 4.69%

Specialized Finance - 4.69%
AGL CLO Ltd	AGL 2023-24A D	SOFR (3M) + 5.50%	5.50%	7/25/2036	USA	USD	1,137,230	$1,137,230	(b) (f)
AGL CLO Ltd	AGL 2023-24A E	SOFR (3M) + 8.65%	8.65%	7/25/2036	USA	USD	1,250,000	1,203,125	(b) (f)
AMMC CLO 22 Ltd	AMMC 2018-22A D	LIBOR (3M) + 2.70%	7.96%	4/25/2031	USA	USD	606,540	564,019	(b) (f)
Apidos CLO XXXI	APID 2019-31A DR	LIBOR (3M) + 3.10%	8.36%	4/15/2031	USA	USD	633,620	597,519	(b) (f)
Ares LXVIII CLO Ltd	ARES 2023-68A D	SOFR (3M) + 5.75%	5.75%	4/25/2035	JEY	USD	991,910	991,910	(b) (f)
Benefit Street Partners CLO XIX Ltd	BSP 2019-19A D	LIBOR (3M) + 3.80%	9.06%	1/15/2033	USA	USD	250,000	234,459	(b) (f)
Bosphorus CLO IV DAC	BOPHO 4A D	EURIBOR (3M) + 2.60%	5.56%	12/15/2030	IRL	EUR	1,111,000	1,125,606	(b) (f)
Empower CLO Ltd	Empower 2023-1 Class D	SOFR (3M) + 5.50%	10.57%	4/25/2036	USA	USD	1,500,000	1,500,000	(b) (f)
Generate CLO 2 Ltd	GNRT 2A DR	LIBOR (3M) + 2.60%	7.87%	1/22/2031	USA	USD	1,298,800	1,206,261	(b) (f)
Madison Park Funding Ltd	MDPK 2023-63A D	SOFR (3M) + 5.50%	5.50%	4/21/2035	CYM	USD	946,840	946,840	(b) (f)
Madison Park Funding Ltd	MDPK 2023-63A C	SOFR (3M) + 3.50%	3.50%	4/21/2035	CYM	USD	1,300,000	1,300,000	(b) (f)
Madison Park Funding XI Ltd	MDPK 2013-11A DR	LIBOR (3M) + 3.25%	8.52%	7/23/2029	USA	USD	1,690,300	1,626,891	(b) (f)
Magnetite XXXI Ltd	MAGNE 2021-31A E	LIBOR (3M) + 6.00%	11.26%	7/15/2034	USA	USD	1,500,000	1,416,427	(b) (f)
OCP CLO 2020-18 Ltd	OCP 2020-18A DR	LIBOR (3M) + 3.20%	8.45%	7/20/2032	USA	USD	250,000	234,717	(b) (f)
Octagon Investment Partners 39 Ltd	OCT39 2018-3A D	LIBOR (3M) + 2.95%	8.20%	10/20/2030	USA	USD	398,400	372,120	(b) (f)
Shackleton CLO Ltd	SHACK 2019-15A D1R	LIBOR (3M) + 3.45%	8.71%	1/15/2032	USA	USD	366,700	350,303	(b) (f)
Sutton Park CLO DAC	STNPK 1A C	EURIBOR (3M) + 3.30%	5.95%	11/15/2031	IRL	EUR	1,178,000	1,213,201	(b) (f)
TOTAL ASSET BACKED SECURITIES (Amortized cost $15,938,318)								$16,020,628

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Issuer	Asset	Rate	Country	Currency	Shares	Fair Value	Footnotes
Equity & Other Investments - 1.56%

Construction & Engineering - 0.02%
Yak Access LLC	Common Stock		USA	USD	9,358	$1,006	(a) (e)
Yak Access LLC	Preferred Stock		USA	USD	2,244,306	67,329	(a)

Diversified Metals & Mining - 1.26%
Foresight Energy LLC	Common Stock		USA	USD	320,381	4,309,279	(a) (b) (e)

Oil & Gas Equipment & Services - 0.14%
Proserv Group Parent LLC	Common Stock		GBR	USD	114,010	83,946	(b) (e)
Proserv Group Parent LLC	Preferred Stock		GBR	USD	36,249	409,048	(b)

Packaged Foods & Meats - 0.00%
CTI Foods Holding Co LLC	Common Stock		USA	USD	955	—	(a) (b) (e)

Health Care Facilities - 0.13%
Quorum Health Corp	Trade Claim		USA	USD	3,964,000	445,950	(a) (b) (e)
TOTAL EQUITY & OTHER INVESTMENTS (Cost $9,604,946)						$5,316,558

Money Market Funds - 5.09%
U.S. Government Securities - 5.09%
Morgan Stanley Institutional Liquidity Fund - Government Portfolio		4.78%	USA	USD	17,405,386	$17,405,386	(g)
TOTAL MONEY MARKET FUNDS (Cost $17,405,386)						$17,405,386

TOTAL INVESTMENTS (Cost $586,333,307) - 152.77%						$521,986,928
LIABILITIES EXCEEDING OTHER ASSETS, NET - (52.77%)						(180,297,628)
NET ASSETS - 100.00%						$341,689,300

TL	Term loan.
1L	First lien.
2L	Second lien.
(a)	Security considered restricted.
(b)	Value determined using significant unobservable inputs.
(c)	Zero coupon bond.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(e)	Non-income producing security.
(f)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration.
(g)	Rate represents the money market fund’s average 7-day yield as of April 30, 2023.
See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Statement of Assets and Liabilities
As of April 30, 2023 (Unaudited)

Assets
Investments, at fair value (cost $568,927,921)	$504,581,542
Cash and cash equivalents	17,405,386
Foreign currencies, at value (cost $2,057,528)	2,078,094
Dividends and interest receivable	7,662,680
Receivable for investments sold	9,494,620
Other assets	195,227
Total assets	541,417,549

Liabilities
Credit facility	114,606,322
Mandatorily redeemable preferred shares (net of deferred offering costs of $519,591)	49,480,409
Payable for investments purchased	31,090,117
Interest payable	1,430,595
Trustees’ fees payable	1,033,856
Investment advisory fees payable	913,814
Other accrued expenses	610,708
Due to custodian	562,428
Total liabilities	199,728,249

Commitments and Contingencies (Note 7)
Net assets	$341,689,300

Net Assets
Paid-in capital — (unlimited shares authorized — $0.001 par value)	$431,808,156
Accumulated deficit	(90,118,856)
Net assets	$341,689,300

Net asset value, price per share (27,120,420 shares)	$12.60
See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Statement of Operations
For the Six Months Ended April 30, 2023 (Unaudited)

Investment income
Interest income	$22,378,386
Other income	707,628
Total investment income	23,086,014
Expenses
Credit facility interest expense	2,510,905
Investment advisory fees	2,438,408
Preferred shares interest expense	981,771
Term loan fees	286,337
Legal fees	177,721
Administration fees	69,751
Trustees' fees	59,398
Excise tax	54,098
Audit and tax fees	41,548
Custodian fees	34,864
Shareholder reporting expense	30,505
Pricing expense	23,356
Transfer agent fees	12,566
Other expenses	100,850
Total expenses	6,822,078

Net investment income	16,263,936

Realized and unrealized gains (losses)
Net realized gains (losses) on
Investments	(3,580,760)
Foreign currency transactions	24,805
Net realized losses	(3,555,955)
Net change in unrealized appreciation of
Investments	19,610,987
Foreign currency translation	1,045,375
Deferred Trustees’ fees	34,900
Net change in unrealized appreciation	20,691,262
Net realized and unrealized gains	17,135,307
Net increase in net assets resulting from operations	$33,399,243
See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Statements of Changes in Net Assets

	Six Months ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Increase (decrease) in net assets resulting from operations
Net investment income	$16,263,936	$27,468,926
Net realized losses	(3,555,955)	(3,984,886)
Net change in unrealized appreciation (depreciation)	20,691,262	(85,525,198)
Net increase (decrease) in net assets resulting from operations	33,399,243	(62,041,158)

Distributions to shareholders
Net investment income	(15,133,194)	(25,628,796)
Total distributions to shareholders	(15,133,194)	(25,628,796)

Shareholder transactions
Proceeds from rights offering (6,780,105 shares), net of offering costs	69,825,941	—
Increase from shareholder transactions	69,825,941	—
Net increase (decrease) in net assets	88,091,990	(87,669,954)
Net assets
Beginning of period (20,340,315 and 20,340,315 shares, respectively)	253,597,310	341,267,264
End of period (27,120,420 and 20,340,315 shares, respectively)	$341,689,300	$253,597,310
See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Statement of Cash Flows

Six Months Ended April 30, 2023 (Unaudited)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$33,399,243
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(200,929,943)
Proceeds from sales and repayments of investments	130,985,771
Net change in unrealized appreciation of investments	(19,610,987)
Net realized loss on investments	3,580,760
Net accretion of premiums and discounts	(2,517,370)
Net change in unrealized appreciation on foreign currency translation	(1,045,375)
Payment-in-kind interest	(937,104)
Net realized loss on investments (foreign currency related)	389,016
Amortization of deferred offering costs	39,583
Net change in unrealized appreciation on Deferred Trustees’ fees	(34,900)
Changes in assets and liabilities:
Increase in payable for investments purchased	28,302,018
Increase in receivable for investments sold	(2,521,170)
Increase in interest payable	1,430,892
Increase in dividends and interest receivable	(710,111)
Decrease in other accrued expenses	(305,263)
Increase in investment advisory fees payable	509,750
Increase in other assets	(195,227)
Increase in Trustees’ fees payable	53,771
Net cash used in operating activities	(30,116,646)

Cash Flows from Financing Activities
Net proceeds from rights offering	70,132,400
Paydown of credit facility	(25,000,000)
Cash dividends paid to shareholders	(15,133,194)
Proceeds from credit facility	14,352,609
Due to custodian	562,428
Net cash provided by financing activities	44,914,243
Effect of exchange rate changes on cash	51,425

Net increase in cash and cash equivalents	14,849,022

Cash and Cash Equivalents
Beginning balance	4,634,458
Ending balance	$19,483,480

Supplemental disclosure of cash flow information:
Cash paid for interest expense	$2,326,891
See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Financial Highlights

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31
		2022	2021	2020	2019	2018
Per share operating performance (1)
Net asset value, beginning of year	$12.47	$16.78	$14.86	$15.57	$17.24	$18.38
Income (loss) from investment operation
Net investment income	0.71	1.35	1.40	1.39	1.49	1.51
Net realized and unrealized gains (losses)	0.79	(4.40)	1.78	(0.60)	(1.66)	(0.07)
Total from investment operations	1.50	(3.05)	3.18	0.79	(0.17)	1.44

Distributions from
Net investment income	(0.66)	(1.26)	(1.26)	(1.50)	(1.50)	(1.55)
Total distributions	(0.66)	(1.26)	(1.26)	(1.50)	(1.50)	(1.55)
Dilutive effect of rights offering	(0.71)	—	—	—	—	(1.03)
Net asset value, end of period	$12.60	$12.47	$16.78	$14.86	$15.57	$17.24
Total return (2)	6.58%	(27.01)%	36.24%	(3.58)%	7.55%	2.84%

Ratios to average net assets
Expenses	4.79%	3.56%	3.12%	3.73%	3.38%	3.17%
Net investment income	11.43%	9.08%	8.49%	9.65%	9.07%	8.63%
Supplemental data
Market value/price	$11.14	$11.08	$16.67	$13.25	$15.39	$15.77
Price discount	(13.11)%	(11.15)%	(0.66)%	(10.83)%	(1.16)%	(8.53)%
Net assets, end of period (000’s)	$341,689	$253,597	$341,267	$302,336	$316,670	$350,601
Portfolio turnover rate	29%	32%	79%	73%	62%	56%
1 Per share calculations were performed using average shares.
2    Total return is computed based on New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Notes to Financial Statements
1.Organization
KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the State of Delaware. The Fund is a closed-end registered management investment company, which commenced operations on July 25, 2013. The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).
2.Summary of Significant Accounting Policies
Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.
Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). The Valuation Designee has primary responsibility for implementing the Fund’s valuation policies and procedures.
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.
Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:
Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.
Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.
A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.
The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is

Income Opportunities Fund	April 30, 2023 (Unaudited)

traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period during which the inputs change.
Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.
Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.
Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company specific developments, market valuations of comparable companies and model projections.
Certain unfunded investments in delayed draw term loans and revolving lines of credit may at times be priced at less than par value resulting in a financial liability in the Schedule of Investments. These values are temporary and the funding of the commitment will result in these investments valued as financial assets.
For the six months ended April 30, 2023, there have been no significant changes to the Fund’s fair value methodologies.
Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.
Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. Cash equivalents consist solely of money market funds with financial institutions. As of April 30, 2023, the Fund was invested in the Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class.
Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.
The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and from the fluctuations arising from changes in market prices of securities held.

Income Opportunities Fund	April 30, 2023 (Unaudited)

Distributions to Shareholders — Distributions are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex- dividend date.
Term Loan Income — Term Loan Income consists of transaction fees including, but not limited to, assignment, transfer, administration and amendment fees. Fee and other income is recorded when earned, and is recognized in Other income on the Statement of Operations.
Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.
To avoid imposition of a 4.0% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the six months ended April 30) plus undistributed amounts, if any, from prior years.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50.0%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2018-2022). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of April 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2023, the Fund did not incur any interest or penalties.
Recently Adopted Accounting Pronouncements — In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 contains practical expedients for reference rate reform-related activities that impact debt, leases, derivatives, and other contracts. The guidance in ASU 2020-04 is optional and may be elected over time as reference rate reform activities occur. Management of the Fund has elected to adopt this accounting standard and apply it to contracts that are modified for the sole purpose of reference rate reform. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The adoption of these standards did not have a material impact to these financial statements.
3.Risk Considerations
The Fund invests mainly in leveraged loans, high yield securities, asset backed securities, common stocks and preferred stocks. These investments may involve certain risks, including, but not limited to, those described below:
Global Economic and Market Conditions — The Fund is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, wars, supply chain disruptions, economic sanctions, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. For example, the COVID‐19 pandemic, the Russia‐Ukraine war, rising interest rates, heightened inflation, supply chain disruptions, geopolitical risks, economic sanctions and volatility in the banking and financial sector have disrupted global economies and financial markets, and their prolonged economic impact is uncertain. Market, economic and political conditions and

Income Opportunities Fund	April 30, 2023 (Unaudited)

events are outside the Adviser’s control and could adversely affect the Fund’s operations and performance and the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.
Market Discount Risk — The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.
Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.
Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.
Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.
Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.
Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.
High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
4.Agreements
Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.1% of the Fund’s average daily Managed Assets (the “Investment Advisory Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes)

Income Opportunities Fund	April 30, 2023 (Unaudited)

minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).
During periods when the Fund is using leverage, the Investment Advisory Fee paid to the Adviser will be higher than if the Fund does not use leverage because the Investment Advisory Fee paid is calculated based on the Fund’s Managed Assets, which includes the assets purchased through leverage.
During the six months ended April 30, 2023, the Adviser earned an Investment Advisory Fee of $2.4 million.
Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.
U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of Fund Services.
Fund Services serves as the Fund’s transfer agent pursuant to a transfer agency agreement.
Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation (depreciation), are included on the Statement of Assets and Liabilities.
Other — Certain officers of the Fund are also officers of the Adviser. Such officers are not paid by the Fund for serving as officers of the Fund.
5.Fair Value
The following table presents information about the Fund’s assets measured at fair value on a recurring basis as of April 30, 2023, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

Investments in securities	Level 1	Level 2	Level 3	Total

Leveraged Loans	$—	$207,977,267	$12,211,458	$220,188,725
High Yield Securities	—	262,691,631	364,000	263,055,631
Asset Backed Securities	—	—	16,020,628	16,020,628
Equity and Other Investments	—	68,335	5,248,223	5,316,558
Money Market Fund	17,405,386	—	—	17,405,386
Total investments in securities	$17,405,386	$470,737,233	$33,844,309	$521,986,928

Income Opportunities Fund	April 30, 2023 (Unaudited)

The following are the details of the restricted securities held by the Fund:

Issuer(1)	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Leveraged Loans
Flint Group GmbH	TL 1L B7 04/14	100,065	$99,671	$75,508	8/12/2022	0.02%
Monitronics International Inc	TL 1L EXIT 08/19	2,524,280	2,504,958	1,323,442	10/23/2018	0.39%
Flint Group GmbH	TL 1L B3 05/15	9,281	9,285	7,003	8/12/2022	0.00%
Tecomet Inc	TL 1L 10/17	8,485,334	7,973,942	7,978,590	5/18/2022	2.34%
Belk Inc	TL 1L 02/21	459,875	683,417	390,893	2/24/2021	0.11%
Flint Group GmbH	TL 1L B 04/14	1,141,064	1,136,279	861,032	11/20/2020	0.25%
Wheel Pros Inc	TL 1L B 05/21	765,894	670,265	545,627	6/7/2022	0.16%
Flint Group GmbH	TL 1L B5 02/17	144,197	140,454	108,809	8/12/2022	0.03%
Belk Inc	TL 1L EXIT 02/21 PIK Toggle	8,751,342	8,467,172	1,443,971	2/24/2021	0.42%
Foresight Energy LLC	TL 1L A 06/20	2,164,742	2,164,742	2,164,742	6/30/2020	0.63%
Flint Group GmbH	TL 1L B6 03/17	104,909	104,505	79,162	8/12/2022	0.02%
Flint Group GmbH	TL 1L B4 11/15	86,906	86,945	65,578	8/12/2022	0.02%
High Yield Securities
Maxim Crane Works LP / Maxim Finance Corp	10.125% 08/2024	7,899,000	7,791,142	7,864,086	5/6/2020	2.30%
Oldcastle Buildingenvelope Inc	9.500% 04/2030	713,000	661,198	624,638	4/14/2022	0.18%
Wheel Pros Inc	6.500% 05/2029	5,638,000	5,357,128	2,678,050	4/23/2021	0.78%
Equity & Other Investments
Yak Access LLC	Common Stock	9,358	—	1,006	3/10/2023	0.00%
CTI Foods Holding Co LLC	Common Stock	955	112,798	—	5/3/2019	0.00%
Foresight Energy LLC	Common Stock	320,381	3,665,560	4,309,279	6/30/2020	1.26%
Yak Access LLC	Preferred Stock	2,244,306	2,139,021	67,329	3/10/2023	0.02%
Quorum Health Corp	Trade Claim	3,964,000	1,868,416	445,950	6/1/2018	0.13%
			$45,636,898	$31,034,695
(1)Refer to the Schedule of Investments for more details on securities listed.
The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Leveraged Loans	High Yield Securities	Asset Backed Securities	Equity and Other Investments

Balance at October 31, 2022	$13,021,333	$1,262,507	$—	$4,890,748
Purchases	2,246,328	—	15,929,460	—
Sales and paydowns	(3,182,434)	(906,000)	—	—
Accretion of discounts	42,281	1,981	8,858	—
Net change in appreciation (depreciation)	83,729	(6,001)	82,310	357,475
Net realized gains	221	11,513	—	—
Balance as of April 30, 2023	$12,211,458	$364,000	$16,020,628	$5,248,223
Net change in appreciation (depreciation) of investments held at April 30, 2023	$83,729	$(6,001)	$82,310	$357,475

Income Opportunities Fund	April 30, 2023 (Unaudited)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2023:

Financial Asset	Fair Value	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)
Leveraged Loans	$12,211,458	Yield Analysis	Yield	11.3% - 14.4% (12.0%)
			Discount Margin	0.9% - 4.8% (2.7%)
			EBITDA Multiple	3.3x - 11.3x (9.1x)
			Net Leverage	0.6x - 7.0x (4.9x)
Asset Backed Securities	$16,020,628	Yield Analysis	Discount Margin	8.1% - 10.9% (8.7%)
		Discounted Cash Flows	Probability of default	2%
			Constant prepayment rate	20%
Equity & Other Investments	$5,248,223	Market Comparables	LTM EBITDA	3.3x - 6.2x (3.6x)
		Probability-Weighted	Discount Margin	25%
		Expected Return
High Yield Securities	$364,000	Yield Analysis	Yield	10.8%
			Discount Margin	0.9%
			EBITDA Multiple	10.5x
			Net Leverage	7.4x
(1)For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0.0%-100.0%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100.0% weighting to a single methodology.
(2)The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.
(3)Weighted average amounts are based on the estimated fair values.
6.Investment Transactions
The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended April 30, 2023 were as follows:

Purchases	$200,929,943
Sales	$130,985,771
There were no purchases or sales of U.S. Government securities.
7.Commitments and Contingencies
Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

Income Opportunities Fund	April 30, 2023 (Unaudited)

8.Federal Income Taxes
The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income and net realized losses on investment transactions for a reporting period may differ significantly from distributions during such period. These book to tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income or accumulated net realized losses, as appropriate, in the period in which the differences arise.
As of October 31, 2022, the following permanent differences have been reclassified (to)/from the following accounts:

Accumulated Deficit	Paid-in Capital

$212,060	$(212,060)
The tax character of distributions declared for the six months ended April 30, 2023 and for the year ended October 31, 2022 were as follows:

	Ordinary Income	Total

October 31, 2022	$25,628,796	$25,628,796
April 30, 2023*	$15,133,194	$15,133,194
*The final tax character of any distribution declared during 2023 will be determined in January 2024 and reported to shareholders on IRS Form 1099-Div in accordance with federal income tax regulations.
As of October 31, 2022 the components of accumulated losses on a tax basis for the Fund are as follows:

Undistributed Ordinary Income	Net Unrealized Depreciation	Other Temporary Differences	Total Accumulated Losses

$4,882,046	$(84,689,862)	$(28,577,089)	$(108,384,905)
Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. During the year ended October 31, 2022, the Fund did not utilize any capital loss carry-forwards. As of October 31, 2022, the Fund had non-expiring capital loss carry-forwards of $27.7 million.
As of October 31, 2022, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation

$500,555,393	$2,559,203	$(87,249,065)	$(84,689,862)

9.Credit Facility
In October 2020, the Fund entered into a credit agreement (the “State Street Credit Facility”) with State Street Bank and Trust Company (“State Street”). The State Street Credit Facility provides for loans to be made in U.S. dollars and

Income Opportunities Fund	April 30, 2023 (Unaudited)

certain foreign currencies to an aggregate amount of $160.0 million, with an “accordion” feature that allows the Fund, under certain circumstances, to increase the size of the facility to a maximum of $225.0 million. The Fund may reduce or terminate the commitments under the State Street Credit Facility with three business days’ notice. State Street is required to provide the Fund with 270 days’ notice prior to terminating the State Street Credit Facility.
Prior to December 30, 2021, interest on the State Street Credit Facility was generally based on the London Interbank Offered Rate (“LIBOR”), or with respect to borrowings in foreign currencies, on a base rate applicable to such currency borrowing, plus a spread of 0.75%. On December 30, 2021, the Fund amended the State Street Credit Facility to replace the LIBOR with the Secured Overnight Financing Rate and added an additional spread adjustment of 0.12%-0.33% for borrowings denominated in the British pound. The Fund also pays a commitment fee on any unused commitment amounts between 0.15% and 0.25%, depending on utilization levels. As of April 30, 2023, the Fund was in compliance with the terms of the State Street Credit Facility. The carrying value of the State Street Credit Facility approximates fair value due to variable interest rates that periodically reset to market rates. The fair value was determined using Level 2 inputs in the fair value hierarchy.
The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Fund’s credit facilities for the six months ended April 30, 2023 were as follows:

Stated interest expense	$2,450,929
Unused commitment fees	59,976
Total interest expense	$2,510,905

Weighted average interest rate	4.49%
Average borrowings	$110,175,126
10.Mandatorily Redeemable Preferred Shares
On October 15, 2019, the Fund issued 10-year mandatorily redeemable preferred shares (the “MRPS”). The Fund authorized and issued 2.0 million MRPS with a total liquidation value of $50.0 million. The final redemption date of the MRPS is October 31, 2029. The Fund makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.81%. The fair value of the MRPS approximates its par value as of April 30, 2023. This fair value is based on Level 2 inputs under the fair value hierarchy.
Offering costs incurred in connection with the issuance of the MRPS have been recorded, and are being deferred and amortized through the final redemption date of the MRPS. The amortization of these costs is included in preferred shares interest expense in the Statement of Operations.
11.Shareholder Transactions

On January 23, 2023, the Fund commenced its rights offering (the “Offer”) that entitled the rights holders to subscribe for up to an aggregate of 6.8 million common shares of the Fund. The subscription price of $10.75 for the common shares to be issued was based on a formula equal to the greater of 82% of the Fund’s net asset value at the close of trading on the New York Stock Exchange (“NYSE”) on the expiration date, or 92.5% of the average of the last reported sales price of common share on the NYSE on the expiration date and each of the four immediately preceding trading days. On February 16, 2023, the Fund’s Offer expired, resulting in net proceeds of $69.8 million and 6.8 million common shares issued.

Income Opportunities Fund	April 30, 2023 (Unaudited)

VOTING RESULTS FROM THE MARCH 22, 2023 SHAREHOLDER MEETING
At the Annual Meeting of Shareholders held on March 22, 2023, shareholders approved the election of Jeffrey L. Zlot as a Class III Trustee to the Board of Trustees to serve a three year term expiring in 2026 based on the following results:

Total Outstanding Shares	20,340,315
Total Shares Voted	15,318,141
For	14,077,223
Withheld	1,240,918
At the Annual Meeting of Shareholders held on March 22, 2023, preferred shareholders approved the election of Eric Mogelof as a Class III Trustee to the Board of Trustees to serve a three year term expiring in 2026 based on the following results:

Total Outstanding Shares	2,000,000
Total Shares Voted	1,080,000
For	1,080,000
Withheld	0

At the Annual Meeting of Shareholders held on March 22, 2023, preferred shareholders approved the election of Jeffrey L. Zlot as a Class III Trustee to the Board of Trustees to serve a three year term expiring in 2026 based on the following results:

Total Outstanding Shares	2,000,000
Total Shares Voted	1,080,000
For	1,080,000
Withheld	0

(b) Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the six months ended April 30, 2023 that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By /s/ Eric Mogelof
Eric Mogelof, President

Date June 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Eric Mogelof
Eric Mogelof, President

Date June 30, 2023

By /s/ Thomas Murphy
Thomas Murphy, Treasurer, Chief Accounting Officer & Chief Financial Officer

Date June 30, 2023